UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2017

Eclipse Resources Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36511	46-4812998
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2121 Old Gatesburg Road, Suite 110 State College, Pennsylvania		16803
(Address of principal executive offices)		(Zip Code)

(814) 308-9754

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01Entry into a Material Definitive Agreement.

On February 24, 2017, Eclipse Resources Corporation (the “Company”) entered into the Third Amendment to Second Amended and Restated Credit Agreement (the “Amendment”), by and among the Company, as borrower, Bank of Montreal, as administrative agent (the “Administrative Agent”), and each of the lenders party thereto.

The Amendment amends the Second Amended and Restated Credit Agreement, dated as of June 11, 2015, as amended (the “Credit Agreement”), by and among the Company, the Administrative Agent and each of the lenders party thereto, to, among other things, (i) extend the maturity date thereof to February 24, 2020, (ii) increase the borrowing base thereunder to $175 million, (iii) replace the quarterly minimum interest coverage ratio therein with a quarterly maximum ratio of Consolidated Total Funded Net Debt to EBITDAX (as such terms are defined in the Credit Agreement) of 4.50 to 1.00, as determined in accordance with the Credit Agreement, (iv) increase the Applicable Margin (as defined in the Credit Agreement) applicable to loans, letters of credit participation fees and undrawn facility fees and (v) require that 80% of the total value of the Proved Developed Producing Reserves (as defined in the Credit Agreement) of the Company and its restricted subsidiaries reflected in the most recently delivered reserve report be mortgaged as security for the obligations thereunder.

The description of the Amendment set forth above does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1

Third Amendment to Second Amended and Restated Credit Agreement, dated as of February 24, 2017, by and among Eclipse Resources Corporation, as borrower, Bank of Montreal, as administrative agent, and each of the lenders party thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECLIPSE RESOURCES CORPORATION

By:/s/ Christopher K. Hulburt
Name:Christopher K. Hulburt
Title:Executive Vice President, Secretary and General Counsel

Date:March 2, 2017

Index to Exhibits

Exhibit Number	Description
10.1

Third Amendment to Second Amended and Restated Credit Agreement, dated as of February 24, 2017, by and among Eclipse Resources Corporation, as borrower, Bank of Montreal, as administrative agent, and each of the lenders party thereto.